                                                                  EXHIBIT 8.A.




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.




        /s/ Robert E. Boardman
        ----------------------
        Robert E. Boardman

                                                                  EXHIBIT 8.B




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ David R. Coates
        ----------------------
        David R. Coates

                                                                  EXHIBIT 8.C




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ Benjamin F. Edwards III
        ---------------------------
        Benjamin F. Edwards III

                                                                  EXHIBIT 8.D.




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ E. Miles Prentice III
        -------------------------
        E. Miles Prentice III

                                                                  EXHIBIT 8.E.




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ A. Gary Shilling
        ----------------------
        A. Gary Shilling

                                                                  EXHIBIT 8.F.




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ Thomas P. Salmon
        ----------------------
        Thomas P. Salmon

                                                                  EXHIBIT 8.G.




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ Roger B. Porter
        ----------------------
        Roger B. Porter

                                                                  EXHIBIT 8.H.




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, his attorney-in-fact to execute in his name, and on his behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ Thomas R. Williams
        ----------------------
        Thomas R. Williams

                                                                  EXHIBIT 8.I.




                       National Life Insurance Company

                              Power of Attorney






        The undersigned hereby appoints Patrick E. Welch, Thomas H. MacLeay or Rodney A. Buck, or any of them, her attorney-in-fact to execute in her name, and on her behalf, the VariTrak variable universal life registration statement on Form S-6, and all amendments thereto, to be filed by National Life Insurance Company under the Securities Act of 1933.





        /s/ Patricia K. Woolf
        ----------------------
        Patricia K. Woolf